JEFFERSON BANKSHARES, INC.

                     AMENDMENT TO THE AMENDED AND RESTATED

                 EXECUTIVE SPLIT DOLLAR LIFE INSURANCE AGREEMENT



        This AMENDMENT TO THE AMENDED AND RESTATED EXECUTIVE SPLIT DOLLAR LIFE INSURANCE AGREEMENT is made as of the 1st day of June, 1997, between JEFFERSON BANKSHARES, INC., a Virginia corporation (the "Company") and WILLIAM M. WATSON, JR., an executive employed by the Company or one of its subsidiary corporations (the "Executive").

        A. The Company has adopted a Split Dollar Life Insurance Plan (the "Plan") to provide certain executive employees with additional life insurance protection under split dollar life insurance policies.

        B. The Company and Executive have entered into an Amended and Restated Split Dollar Life Insurance Agreement dated as of October 29, 1993 (the "Split Sollar Agreement"), pursuant to which Executive has received One Hundred Eighty-Four Thousand Dollars ($184,000) of life insurance protection under the Plan.

        C. The Company has selected Executive to receive an additional Fifty-Five Thousand Dollars ($55,000) of life insurance protection under the Plan and Executive has elected to receive such additional protection

        Now, therefore, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. Exhibit A to the Split Dollar Agreement is hereby replaced, in its entirety, by Exhibit A attached hereto.

        2. Except as set forth in this Amendment, the Split Dollar Agreement will remain unchanged and unaltered and will continue in full force and effect.

        In consideration of the foregoing, the Company and Executive have executed and sealed this Agreement as of the day and year first written above.


(SEAL)                  JEFFERSON BANKSHARES, INC.



                                By: /s/ O. Kenton McCartney

                                Title:  President and
                                        Chief Executive Officer



                                /s/ William M. Watson, Jr. (SEAL)



                                                               Exhibit A

              Specification of Certain Terms of the Policy






Policy Number:                          7558862

Face Amount:                            $270,000

Executive Death Benefit                 $239,000